Restructuring Charges and Asset Impairments	12 Months Ended
Dec. 31, 2013
Restructuring and Related Activities [Abstract]
Restructuring Charges and Asset Impairments
Restructuring Charges and Asset Impairments
The table below shows the activity in our restructuring reserves for the years ended December 31, 2013, 2012 and 2011 and includes amounts for both continuing operations and discontinued operations.

	Severance and benefits costs	Pension and Retiree Medical	Asset impairments	Other exit costs	Total
Balance at December 31, 2010	$101,639	$—	$—	$11,561	$113,200
Expenses, net	101,043	8,178	13,528	12,471	135,220
Gain on sale of facility	—	—	(601)	—	(601)
Cash payments	(97,646)	—	601	(9,957)	(107,002)
Non-cash charges	—	(8,178)	(13,528)	—	(21,706)
Balance at December 31, 2011	105,036	—	—	14,075	119,111
Expenses, net	24,992	—	—	(1,627)	23,365
Cash payments	(67,488)	—	—	(7,230)	(74,718)
Balance at December 31, 2012	62,540	—	—	5,218	67,758
Expenses, net	48,373	1,964	71	9,961	60,369
Cash payments	(52,355)	—	—	(7,165)	(59,520)
Non-cash charges	—	(1,964)	(71)	—	(2,035)
Balance at December 31, 2013	$58,558	$—	$—	$8,014	$66,572

In 2013, we initiated actions designed to further enhance our responsiveness to changing market conditions, streamline our business operations, reduce our cost structure and create long-term flexibility to invest in growth. These actions resulted in restructuring charges of $67 million. Restructuring charges also include the reversal of $7 million based on a review of our remaining obligations under prior programs. The majority of the remaining restructuring reserves are expected to be paid over the next 12-24 months. Due to certain international labor laws and long-term lease agreements, some payments will extend beyond 24 months. We expect to fund these payments from cash flows from operations.

During 2012, we took actions to further streamline our business operations and reduce our cost structure. These actions consisted primarily of workforce reductions and resulted in a pre-tax restructuring charge of $38 million. Restructuring charges are net of reversals of $15 million for changes in estimated reserves for prior period programs.

Restructuring charges in 2011 represent charges taken in connection with a series of strategic transformation initiatives announced in 2009. These initiatives were designed to transform and enhance the way we operate as a global company, enhance our responsiveness to changing market conditions and create improved processes and systems and were implemented over a three year period through 2011.

Asset Impairments
During 2013, we recorded a non-cash impairment charge of $26 million related to an agreement to sell our corporate headquarters building (see Note 3).